Exhibit 4.4

CLASS A COMMON STOCK CLASS A COMMON STOCK SH A R ES LCA CUSIP 518613 20 SEE REVERSE FOR CERTAIN DEFINITIONS 3 A PUBLIC BENEFIT CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT is the owner of FULLY PAID AND NONASSESSABLE SHARES, PAR VALUE $0.004 PER SHARE, OF THE CLASS A COMMON STOCK, OF LAUREATE EDUCATION, INC., transferable upon the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the seal of the Corporation and the signatures of its duly authorized officers. Dated: SEAL SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL CHAIRMAN AND CHIEF EXECUTIVE OFFICER COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE A

LAUREATE EDUCATION, INC. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in commom UNIF GIFT MIN ACT –– Custodian (Cust) under Uniform Gifts to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the Class A common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER. Signature(s) Guaranteed By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF REPRESENTED HEREBY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD. ABnote North America 711 ARMSTRONG LANE, COLUMBIA, TN 38401 (931) 388-3003 PROOF OF: JANUARY 3, 2017 LAUREATE EDUCATION, INC. - CLASS A COMMON WO - 10848 BACKOPERATOR: DKS SALES: HOLLY GRONER 931-490-7660 NEW